EXHIBIT 21.1

SUBSIDIARIES OF HEALTHTRONICS, INC.

As of February 28, 2005

Name of Subsidiary (doing business as)	State of Incorporation or Organization
Prime Medical Operating, Inc.,	Delaware
Prime Management,	Nevada
Prime Service Center, Inc.,	Delaware
Prime Lithotripsy Services, Inc.,	New York
Prime Kidney Stone Treatment, Inc.,	New Jersey
Prime Lithotripter Operations, Inc.,	New York
Alabama Renal Stone Institute, Inc.,	Alabama
Sun Medical Technologies, Inc.,	California
Lithotripters, Inc.,	North Carolina
Medstone International, Inc.,	Delaware
Prime Medical Management, L.P.,	Delaware
AK Associates, LLC,	Texas
Winemiller Communications, Inc.,	Delaware
Aluminum Body Corporation,	California
Frontline Holdings, Inc.,	Delaware
Prime RVC, Inc.,	Delaware
Prime Medical Manufacturing, LLC,	Delaware
Prime Refractive Management, L.L.C.,	Delaware
Surgicenter Management, Inc.,	Delaware
HT Lithotripsy Management Company, L.L.C.,	Delaware
HT Orthotripsy Management Company, LLC,	Delaware
HT Prostate Therapy Management Company, L.L.C.,	Delaware
HT CryoSurgery Management Company, LLC,	Delaware
HealthTronics Technology Services & Development, LLC,	Delaware
Litho Management, Inc.,	Texas
Litho Group, Inc.,	Delaware
HLE Corp.,	Texas
FLORIDA LITHOLOGY No. 2, INC.,	Florida
OssaTron Services of the Tri-States I, L.P.,	Delaware
OssaTron Services of the Twin Cities, L.L.L.P.,	Minnesota
OssaTron Services of Utah, L.P.,	Delaware
OssaTron Services of New England, L.P.,	Delaware
Rocky Mountain Prostate Thermotherapy LLC,	Colorado
HT Prostate Services, L.L.C.,	Delaware
West Coast Cambridge, Inc.,	California
Integrated Lithotripsy of Georgia, Inc.,	Georgia
Midwest Cambridge Inc.,	Illinois
Cambridge Health Services of Texas, Inc.,	Texas
T2 Lithotripter Investment, Inc.,	Delaware
ServiceTrends, Inc.,	Delaware

Heritage Medical Services of Georgia, Inc.,	Georgia
T2 Lithotripter Investment of Indiana, Inc.,	Delaware
AmCare Health Services, Inc.,	Pennsylvania
AMCARE, Inc.,	California
N.Y.L.S.A. #4 Inc.,	Delaware
Integrated Hearing Services, Inc.,	Delaware
Integrated Health Care Management Corp.,	Delaware
TennGa Stone Group Three,	Tennessee
OssaTron Services of Western Michigan, L.P.,	Delaware
OssaTron Services of Alabama, L.P.,	Delaware
OssaTron Services of Arizona, L.P.,	Delaware
Orthotripsy Services of Bakersfield, L.P.,	Delaware
OssaTron Services of Chesapeake Bay, L.P.,	Delaware
OssaTron Services of Cincinnati, L.P.,	Delaware
OssaTron Services of Indianapolis, L.P.,	Delaware
OssaTron Services of Las Vegas, L.P.,	Delaware
OssaTron Services of Manhattan, L.P.,	Delaware
OssaTron Services of Milwaukee, L.P.,	Delaware
Orthotripsy Services of Rochester, L.P.,	Delaware
OssaTron Services of Southeast Michigan, L.P.,	Delaware
Orthotripsy Services of Southern Idaho, L.P.,	Delaware
NGST, Inc.,	Tennessee
Integrated Orthotripsy, Inc.,	Delaware
Dallas Lithotripsy L.P.	Texas
Southern California Stone Center, L.L.C.	California
Kidney Stone of South Florida L.C.	Florida
Ohio Mobile Lithotripter, Ltd.	Ohio
ARKLATX Mobile Lithotripter Limited	Louisiana
Northern California Kidney Stone Center, Ltd.	California
Mobile Kidney Stone Centers, Ltd.	California
Northern California Lithotripsy Associates	California
Lithotripsy Institute of Northern California	California
Fayetteville Lithotripters Limited Partnership - Arizona I	Arizona
Fayetteville Lithotripters Limited Partnership - Arkansas I	Arkansas
California Lithotripters Limited Partnership II, L.P.	California
Reston Lithotripsy L.P.	Virginia
Metro Lithotripsy L.P.	Georgia
Louisiana Lithotripters Investment Limited Partnership	Louisiana
Fayetteville Lithotripters Limited Partnership - Louisiana I	Louisiana
Montana Lithotripters Limited Partnership I	Montana
Pacific Medical of Hawaii Limited Partnership	Hawaii
San Diego Lithotripters Limited Partnership	California
Northern Nevada Lithotripsy Associates, LLC	Nevada
Fayetteville Lithotripters Limited Partnership - South Carolina II	South Carolina
Tennessee Lithotripters Limited Partnership	Tennessee
Texas Lithotripsy Limited Partnership I L.P.	Texas
Texas Lithotripsy Limited Partnership V L.P.	Texas
Utah Lithotripsy L.P.	Utah
Fayetteville Lithotripters Limited Partnership - Virginia I	Virginia
Southern Idaho Lithotripsy Associates, LLC	Idaho
Texas Lithotripsy Limited Partnership III L.P.	Texas

Pacific Lithotripsy, G.P.	California
Great Lakes Lithotripsy Partnership, L.P.	Wisconsin
South Orange County Lithotripters, LLC	California
California Lithotripters Limited Partnership IV, L.P.	California
Red River Urological Services L.P.	Texas
Washington Urological Services, LLC	Washington
Wyoming Urological Services, LP	Wyoming
Mobile Kidney Stone Centers of Calif. II, L.P.	California
Mobile Kidney Stone Centers of Calif., III, L.P.	California
Big Sky Urological Services, L.P.	Montana
Kentucky I Lithotripsy, LLC	Kentucky
Western Kentucky Lithotripters LP	Kentucky
Mississippi Lithotripters LP	Mississippi
Texas Lithotripsy LP VIII	Texas
Greater Atlanta Lithotripsy, LLC	Georgia
West Coast Litho Services, LLC	California
Metro I Stone Management, L.P.	Texas
Dallas Stone Management, L.P.	Texas
Galaxy Lithotripsy, LLC	Georgia
New Jersey Kidney Stone Center, LLC	New Jersey
Alaska Extracorporeal Shockwave Therapy, LLC	Alaska
High Plains Lithotripsy, LLC	Nebraska
Florida Lithology, LTD	Florida
Wave Forms Lithotripsy, LLC	Washington
Greater Nebraska Lithotripsy, LLC	Nebraska
Midwest Urologic Stone Unit, Limited Partnership	Minnisota
Bay Area Partners, Ltd.	Florida
Prostate Treatment Associates	Texas
West Florida Urology, LLC	Florida
International Prostate Partners	Florida
Orthotripsy Services of Anchorage, L.P.	Alaska
Orthotripsy Services of Atlanta, L.P.	Georgia
OssaTron Services of the Bay Area, L.P.	Florida
Bone & Joint Treatment Centers of South Florida, L.P.	Florida
Canyon Country Orthotripsy, L.P.	Texas
OssaTron Services of the Carolinas, L.P.	Deleware
OssaTron Services of Central Florida, L.P.	Florida
Orthotripsy Services of Chattanooga, L.P.	Tennessee
Orthotripsy Services of Chicago, L.P.	Illinois
OssaTron Services of Colorado, L.P.	Colorado
OssaTron Services of East Texas, L.P.	Texas
OssaTron Services of Eastern Oklahoma, L.P.	Oklahoma
Orthotripsy Services of Eastern Tennessee, L.P.	Tennessee
Orthotripsy Services of Houston, L.P.	Texas
OssaTron Services of Kansas City, L.P.	Missouri
OssaTron Services of Louisiana, L.P.	Louisiana
OssaTron Services of Louisville, L.P.	Kentucky
Orthotripsy Services of Metroplex, L.P.	Texas
OssaTron Services of Middle Tennessee, L.P.	Tennessee
OssaTron Services of New Mexico, L.P.	New Mexico
OssaTron Services of Northeast Florida, L.P.	Florida

OssaTron Services of Northeast Iowa, L.P.	Iowa
Orthotripsy Services of Oklahoma City, L.P.	Oklahoma
OssaTron Services of the Ozarks, L.P.	Arkansas
Orthotripsy Services of San Antonio, L.P.	San Antonio
Orthotripsy Services of Seattle, L.P.	Washington
OssaTron Services of Sioux Falls, L.P.	South Dakota
OssaTron Services of the South Coast, L.P.	Delaware
OssaTron Services of the Southeast I, L.P.	Delaware
OssaTron Services of Southern Kansas, L.P.	Kansas
OssaTron Services of the Tampa Bay, L.P.	Florida
OssaTron Services of Tampa Bay II, L.P.	Florida
OssaTron Services of Treasure Coast, L.P.	Florida
OssaTron Services of Wichita Falls, L.P.	Kansas
Allied Urological Services, LLC	New York
Southwest Florida CryoSurgery Associates, LLC	Florida
Georgia Litho Group, LLLP	Georgia
Gulf South Lithotripsy	Louisiana
Gulf Coast II, L.P.	Louisiana
Kansas Lithotripsy, LLC	Kansas
Lithotripsy of Northern Indiana	Indiana
Lithotripsy Institute of Indiana	Indiana
Lithotripsy Leasing, LLC	Alabama
Mobile Bay Lithotripsy Partners	Alabama
South Kansas Lithotripsy	Kansas
South Texas Lithotripsy, L.P.	Texas
Sullivan County Lithotripsy Services	Tennessee
Uroventures, LLC	Alabama
Advanced Urology Services, LLC	Delaware
Prostate Therapy Associates	Louisiana
Cryopartners	Delaware
Kansas Cryosurgery Associates	Kansas
Tampa Bay Cryosurgery Associates	Florida
Cobb Regional Lithotripsy Partners	Georgia
Texas Seven, Ltd.	Texas
New Jersey Urological Services, LLC	New Jersey
AK Specialty Vehicles, Ltd.	United Kingdom
KCPR, LLC	Texas
AK Specialty Vehicles B.V.	Holland
Smit Mobile Equipment B.V.	Holland
Smit Carrosseriefavriek B.V	Holland
Smit Container B.V.	Holland
Smit Hydrauliek B.V.	Holland
Zenith Medical Systems, Ltd.	England
HealthTronics GmbH	Switzerland